EXHIBIT 32

302 CERTIFICATION

                                   EXHIBIT 32


      Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, David J Cutler, Chief Executive Officer and Chief Financial Officer of Aspeon, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10QSB for the three months and six months ended December 31, 2005 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       February 15, 2006

By /s/David J Cutler
   ----------------------
David J Cutler
Chief Executive Officer
Chief Financial Officer